UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 14, 2006

DRIL-QUIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13550 Hempstead Highway Houston, Texas	77040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

This Form 8-K/A amends our Form 8-K filed on June 14, 2006, which included a slide presentation that representatives of Dril-Quip, Inc. (the “Company”) presented at the Morgan Stanley Small Cap Executive Conference. Contemporaneously with the presentation, the Company filed a Current Report on Form 8-K to disclose the slide presentation. This report is being filed to correct Slide 24 of the presentation which relates to the Company’s manufacturing capacity. A copy of the corrected slide is attached to this report as Exhibit 99.1, which is incorporated by reference herein.

The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by the Company that the information in the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	Corrected Slide 24 of Dril-Quip, Inc. Presentation dated June 14, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

By:	/s/ Gary D. Smith
Gary D. Smith
Co-Chairman and Co-Chief Executive Officer

Date: June 27, 2006

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Corrected Slide 24 of Dril-Quip, Inc. Presentation dated June 14, 2006.

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